UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22003
Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Mathematically-driven investment strategy that seeks to generate excess risk-adjusted returns

Annual Report December 31, 2009

Nuveen Core Equity Alpha Fund JCE

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Nuveen Core Equity Alpha Fund (JCE) is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. INTECH’s Chief Investment Officer Dr. E. Robert Fernholz, Ph.D., leads the portfolio management team.

The Fund also employs a call option strategy managed by Nuveen Asset Management. Rob Guttshow, CFA, and John Gambla, CFA, oversee this program.

Here Dr. Fernholz, along with Rob and John, talk about general economic and market conditions, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2009.

What were the general market conditions for the twelve-month period ending December 31, 2009?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The general market conditions during the past twelve months were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks seemed to have raised sufficient capital to survive in the downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the Standard & Poor’s (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors seemed more willing to hold municipal and corporate securities, causing the pricing relationships between these issues and U.S. Treasury securities to adjust closer to historical norms.

For the full year, the S&P 500 Index posted a return of 26.46%, with most major bond indexes also showing positive performance. However, the unemployment rate at year

4	Nuveen Investments

end was over 10% and the general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

Over this period, what key strategies were used to manage the Fund?

The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500 Index with an equal or lesser amount of risk. The market turmoil during this period reconfirmed the importance of disciplined risk management, which is at the heart of INTECH’s investment process. The firm’s core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500 Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error vis-a-vis the S&P 500 Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500 Index. Because INTECH’s process does not forecast the direction of stock prices, equity holdings that are overweighted or underweighted relative to the Index are expected to beat the benchmark in approximately equal proportions over time. However, negative short-term trending in both the overweights and underweights during the most recent twelve months contributed to underperformance for the equity portion of the Fund.

While INTECH does not employ fundamental analysis in the management of the equity portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined and precise manner in an effort to maintain a more efficient portfolio than the S&P 500 Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help long-term performance.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

*	JCE return is from 3/27/07. Index and benchmark returns, which are based on month end data, are from 3/31/07.

1	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. Stock Market. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

2	JCE’s Comparative Benchmark is a blend of returns consisting of 1) 50% of the S&P 500 Stock Index and 2) 50% of the CBOE S&P 500 BuyWrite Index (BXM) which is a passive total return index based on selling the near-term, at-the-money S&P 500 Stock Index (SPX) call option against the S&P 500 Stock Index portfolio each month, on the day the current contract expires. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

The Fund also employs an option strategy that seeks to enhance its risk-adjusted returns over time through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the S&P 500 Index. Under normal market circumstances, the Fund expects to write (sell) custom basket call options with a notional value of up to 50% of the value of the equity portfolio. During this period, the sale of equity call options was used to generate cash flow that could be used to partially offset equity portfolio losses in certain situations.

How did the Fund perform over this twelve-month period?

The performance of JCE, as well as a widely followed equity index and a comparative benchmark, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 12/31/09

		Since
	One Year	Inception*
JCE	23.16%	-4.00%
S&P 500 Stock Index[1]	26.46%	-6.34%
Comparative Benchmark[2]	26.34%	-2.27%

Nuveen Investments	5

For the twelve-month period ended December 31, 2009, the Fund generated a strong absolute return, but underperformed both the S&P 500 Stock Index and its comparative benchmark. We believe this performance is within the normal, long-term range of expected variation for the investment process.

Since INTECH uses a purely portfolio-theoretic methodology, we do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, we modify the Fund’s equity holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500 Index by using an optimization program that analyzes a stock’s relative volatility and its price correlation with other equities. Since the sector structure of the market is not taken into account in our methodology, any sector underweights or overweights are likely to be coincidental.

Over this twelve-month period, the Fund’s top performers included Apple, Inc., IBM, Oracle Corporation and Cisco Systems, Inc. However, the Fund’s underweight to information technology versus the S&P 500 Index dragged slightly on relative performance. Also the Fund’s underweight in consumer staples, as well as stock selection, negatively impacted comparative performance. Kroger Co. was one on the Fund’s weakest performers, with Aflac Incorporated and H&R Block Inc. also negatively impacting the relative results. The H&R Block and Kroger positions were eliminated before the end of the period.

While the cash flow generated by the sale of call options did help to mitigate some of the risk inherent in the Fund’s portfolio, these inflows were not sufficient to offset the performance difference between the Fund’s equity holdings and the S&P 500 Index.

6	Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Over the course of 2009, the Fund reduced its quarterly distribution to shareholders during March and subsequently increased its quarterly distribution during September. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s

Nuveen Investments	7

IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/09	JCE
Inception date	3/27/07
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.15
From long-term capital gains	0.00
From short-term capital gains	0.00
Tax return of capital	0.95

Total per share distribution	$1.10

Distribution rate on NAV	8.35%

Average annual total returns:
1-Year on NAV	23.16%
Since Inception on NAV	-4.00%

Common Share Repurchases and Share Price Information

As of December 31, 2009, the Fund had cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares
437,700	2.7%

During the twelve-month reporting period, the Fund repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	Weighted Average	Weighted Average
	Price	Discount
Common Shares	Per Share	Per Share
Repurchased	Repurchased	Repurchased
255,100	$10.29	15.00%

As of December 31, 2009, the Fund was trading at a -7.36% discount to its net asset value, compared with an average discount of -15.01% for the twelve-month period.

8	Nuveen Investments

JCE Performance OVERVIEW	Nuveen Core Equity Alpha Fund
December 31, 2009

Fund Snapshot
Share Price	$12.21

Net Asset Value	$13.18

Premium/(Discount) to NAV	-7.36%

Current Distribution Rate[1]	9.17%

Net Assets ($000)	$211,367

Average Annual Total Return
(Inception 3/27/07)
	On Share Price	On NAV
1-Year	41.27%	23.16%

Since Inception	-6.99%	-4.00%

Industries
(as a % of total investments)[2]
Oil, Gas & Consumable Fuels	9.3%

Computers & Peripherals	6.3%

Pharmaceuticals	5.6%

Diversified Telecommunication Services	4.3%

Media	4.2%

Software	4.1%

Semiconductors & Equipment	3.6%

IT Services	3.5%

Specialty Retail	3.4%

Capital Markets	2.9%

Diversified Financial Services	2.7%

Beverages	2.7%

Hotels, Restaurants & Leisure	2.7%

Communications Equipment	2.7%

Health Care Providers & Services	2.6%

Insurance	2.3%

Aerospace & Defense	2.1%

Commercial Banks	2.0%

Food & Staples Retailing	1.9%

Multi-Utilities	1.8%

Internet Software & Services	1.7%

Chemicals	1.6%

Industrial Conglomerates	1.5%

Energy Equipment & Services	1.4%

Short-Term Investments	4.3%

Other	18.8%

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Excluding call options written and investments in derivatives.

Nuveen Investments	9

Report of INDEPENDENT REGISTERED Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Core Equity Alpha Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Equity Alpha Fund (the “Fund”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 25, 2010

10	Nuveen Investments

JCE	Nuveen Core Equity Alpha Fund Portfolio of INVESTMENTS
December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 96.0%

	Aerospace & Defense – 2.1%

1,500	Boeing Company	$81,195
100	General Dynamics Corporation	6,817
23,000	Goodrich Corporation	1,477,750
27,700	Honeywell International Inc.	1,085,840
200	ITT Industries, Inc.	9,948
5,400	Lockheed Martin Corporation	406,890
2,600	Northrop Grumman Corporation	145,210
3,500	Precision Castparts Corporation	386,225
11,000	Rockwell Collins, Inc.	608,960
3,200	United Technologies Corporation	222,112

	Total Aerospace & Defense	4,430,947

	Air Freight & Logistics – 0.1%

2,200	C.H. Robinson Worldwide, Inc.	129,206
1,400	United Parcel Service, Inc., Class B	80,318

	Total Air Freight & Logistics	209,524

	Auto Components – 0.3%

15,900	Goodyear Tire & Rubber Company, (2)	224,190
12,100	Johnson Controls, Inc.	329,604

	Total Auto Components	553,794

	Automobiles – 0.3%

62,900	Ford Motor Company, (2)	629,000

	Beverages – 2.7%

36,700	Coca-Cola Company	2,091,900
63,200	Coca-Cola Enterprises Inc.	1,339,840
8,600	Dr. Pepper Snapple Group, (2)	243,380
27,600	Pepsi Bottling Group, Inc.	1,035,000
16,600	PepsiCo, Inc.	1,009,280

	Total Beverages	5,719,400

	Biotechnology – 0.2%

5,200	Amgen Inc., (2)	294,164
500	Biogen Idec Inc., (2)	26,750
1,600	Gilead Sciences, Inc., (2)	69,248

	Total Biotechnology	390,162

	Building Products – 0.0%

2,600	Masco Corporation	35,906

	Capital Markets – 2.9%

11,900	Ameriprise Financial, Inc.	461,958
30,700	Bank of New York Company, Inc.	858,679
2,600	Charles Schwab Corporation	48,932
16,300	Federated Investors Inc.	448,250
3,500	Franklin Resources, Inc.	368,725
10,700	Goldman Sachs Group, Inc.	1,806,588
20,200	Invesco LTD	474,498
1,300	Legg Mason, Inc.	39,208
14,700	Morgan Stanley	435,120
2,500	Northern Trust Corporation	131,000
22,500	State Street Corporation	979,650
1,800	T. Rowe Price Group Inc.	95,850

	Total Capital Markets	6,148,458

	Chemicals – 1.6%

14,700	Air Products & Chemicals Inc.	1,191,582
500	Airgas, Inc.	23,800
1,000	CF Industries Holdings, Inc.	90,780
8,900	Dow Chemical Company	245,907
13,200	E.I. Du Pont de Nemours and Company	444,444

Nuveen Investments	11

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Chemicals (continued)

8,300	Eastman Chemical Company	$499,992
600	Ecolab Inc.	26,748
800	FMC Corporation	44,608
900	International Flavors & Fragrances Inc.	37,026
2,300	Monsanto Company	188,025
1,500	PPG Industries, Inc.	87,810
6,000	Praxair, Inc.	481,860

	Total Chemicals	3,362,582

	Commercial Banks – 2.0%

3,300	BB&T Corporation	83,721
8,700	Comerica Incorporated	257,259
75,200	Fifth Third Bancorp.	733,200
8,777	First Horizon National Corporation, (2)	117,610
119,500	Huntington BancShares Inc.	436,175
4,100	KeyCorp.	22,755
600	M&T Bank Corporation	40,134
23,600	Marshall and Ilsley Corporation	128,620
10,600	PNC Financial Services Group, Inc.	559,574
15,900	Regions Financial Corporation	84,111
2,800	SunTrust Banks, Inc.	56,812
3,800	U.S. Bancorp	85,538
55,550	Wells Fargo & Company	1,499,295
8,600	Zions Bancorporation	110,338

	Total Commercial Banks	4,215,142

	Commercial Services & Supplies – 0.6%

5,700	Cintas Corporation	148,485
23,800	Iron Mountain Inc., (2)	541,688
20,100	R.R. Donnelley & Sons Company	447,627
1,600	Waste Management, Inc.	54,096

	Total Commercial Services & Supplies	1,191,896

	Communications Equipment – 2.7%

112,400	Cisco Systems, Inc., (2)	2,690,856
8,200	JDS Uniphase Corporation, (2)	67,650
3,400	Juniper Networks Inc., (2)	90,678
85,200	Motorola, Inc.	661,152
38,700	QUALCOMM, Inc.	1,790,262
62,900	Tellabs Inc., (2)	357,272

	Total Communications Equipment	5,657,870

	Computers & Peripherals – 6.3%

15,300	Apple, Inc., (2)	3,226,158
26,900	Dell Inc., (2)	386,284
24,300	EMC Corporation, (2)	424,521
39,200	Hewlett-Packard Company	2,019,192
32,500	International Business Machines Corporation (IBM)	4,254,250
31,300	Network Appliance Inc., (2)	1,076,407
2,100	SanDisk Corporation, (2)	60,879
18,500	Sun Microsystems Inc., (2)	173,345
33,900	Teradata Corporation, (2)	1,065,477
14,400	Western Digital Corporation, (2)	635,760

	Total Computers & Peripherals	13,322,273

	Construction & Engineering – 0.2%

7,800	Fluor Corporation	351,312
1,300	Jacobs Engineering Group, Inc., (2)	48,893
500	Quanta Services Incorporated, (2)	10,420

	Total Construction & Engineering	410,625

	Consumer Finance – 0.9%

23,200	American Express Company	940,064
12,800	Capital One Financial Corporation	490,752

12	Nuveen Investments

Shares	Description (1)	Value
	Consumer Finance (continued)

23,100	Discover Financial Services	$339,801
16,800	SLM Corporation, (2)	189,336

	Total Consumer Finance	1,959,953

	Containers & Packaging – 1.0%

18,400	Ball Corporation	951,280
13,800	Owens-Illinois, Inc., (2)	453,606
30,700	Sealed Air Corporation	671,102

	Total Containers & Packaging	2,075,988

	Diversified Financial Services – 2.7%

77,400	Bank of America Corporation	1,165,644
80,800	Citigroup Inc.	267,448
2,100	CME Group, Inc.	705,495
3,000	Intercontinental Exchange, Inc., (2)	336,900
51,605	JPMorgan Chase & Co.	2,150,380
23,100	Moody’s Corporation	619,080
20,000	New York Stock Exchange Euronext	506,000

	Total Diversified Financial Services	5,750,947

	Diversified Telecommunication Services – 4.3%

249,700	AT&T Inc.	6,999,091
11,928	CenturyTel, Inc.	431,913
61,600	Qwest Communications International Inc.	259,336
45,500	Verizon Communications Inc.	1,507,415

	Total Diversified Telecommunication Services	9,197,755

	Electric Utilities – 1.3%

1,200	American Electric Power Company, Inc.	41,748
1,800	Duke Energy Corporation	30,978
500	Entergy Corporation	40,920
40,900	FPL Group, Inc.	2,160,338
9,500	Northeast Utilities	245,005
5,900	PPL Corporation	190,629
3,300	Progress Energy, Inc.	135,333

	Total Electric Utilities	2,844,951

	Electrical Equipment – 0.5%

3,700	Emerson Electric Company	157,620
200	First Solar Inc., (2)	27,080
16,100	Rockwell Automation, Inc.	756,378
1,700	Roper Industries Inc.	89,029

	Total Electrical Equipment	1,030,107

	Electronic Equipment & Instruments – 0.7%

11,400	Agilent Technologies, Inc., (2)	354,198
8,100	Amphenol Corporation, Class A	374,058
31,000	Corning Incorporated	598,610
5,800	Molex Inc.	124,990

	Total Electronic Equipment & Instruments	1,451,856

	Energy Equipment & Services – 1.4%

2,800	Baker Hughes Incorporated	113,344
16,400	BJ Services Company	305,040
4,600	Cooper Cameron Corporation, (2)	192,280
2,400	Diamond Offshore Drilling, Inc.	236,208
7,000	FMC Technologies Inc., (2)	404,880
14,200	Halliburton Company	427,278
4,500	Nabors Industries Inc., (2)	98,505
6,100	National-Oilwell Varco Inc., (2)	268,949
13,000	Schlumberger Limited	846,170

	Total Energy Equipment & Services	2,892,654

	Food & Staples Retailing – 1.9%

11,300	CVS Caremark Corporation	363,973
11,000	SUPERVALU INC.	139,810
500	Sysco Corporation	13,970

Nuveen Investments	13

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Food & Staples Retailing (continued)

20,400	Walgreen Co.	$749,088
38,200	Wal-Mart Stores, Inc.	2,041,790
23,500	Whole Foods Market, Inc., (2)	645,075

	Total Food & Staples Retailing	3,953,706

	Food Products – 1.1%

17,600	Archer-Daniels-Midland Company	551,056
5,600	ConAgra Foods, Inc.	129,080
1,000	Dean Foods Company, (2)	18,040
2,100	General Mills, Inc.	148,701
3,500	Hershey Foods Corporation	125,265
14,200	Hormel Foods Corporation	545,990
1,700	JM Smucker Company	104,975
12,600	Kraft Foods Inc.	342,468
1,800	Sara Lee Corporation	21,924
30,500	Tyson Foods, Inc., Class A	374,235

	Total Food Products	2,361,734

	Gas Utilities – 0.6%

26,100	EQT Corporation	1,146,312
3,500	Questar Corporation	145,495

	Total Gas Utilities	1,291,807

	Health Care Equipment & Supplies – 1.2%

3,000	Baxter International, Inc.	176,040
59,400	Boston Scientific Corporation, (2)	534,600
13,500	Hospira Inc., (2)	688,500
1,500	Intuitive Surgical, Inc., (2)	454,980
3,800	Medtronic, Inc.	167,124
4,700	Saint Jude Medical Inc., (2)	172,866
7,600	Zimmer Holdings, Inc., (2)	449,236

	Total Health Care Equipment & Supplies	2,643,346

	Health Care Providers & Services – 2.6%

3,100	Aetna Inc.	98,270
15,600	AmerisourceBergen Corporation	406,692
13,000	CIGNA Corporation	458,510
20,900	Coventry Health Care, Inc., (2)	507,661
2,400	Express Scripts, Inc., (2)	207,480
2,800	Humana Inc., (2)	122,892
600	Laboratory Corporation of America Holdings, (2)	44,904
7,500	McKesson HBOC Inc.	468,750
8,200	Medco Health Solutions, Inc., (2)	524,062
8,000	Patterson Companies, Inc., (2)	223,840
2,100	Quest Diagnostics Incorporated	126,798
80,300	Tenet Healthcare Corporation, (2)	432,817
27,200	UnitedHealth Group Incorporated	829,056
19,400	Wellpoint Inc., (2)	1,130,826

	Total Health Care Providers & Services	5,582,558

	Hotels, Restaurants & Leisure – 2.7%

6,100	Carnival Corporation	193,309
25,600	Darden Restaurants, Inc.	897,792
25,800	International Game Technology	484,266
28,818	Marriott International, Inc., Class A	785,291
17,600	McDonald’s Corporation	1,098,944
53,800	Starbucks Corporation, (2)	1,240,628
5,600	Starwood Hotels & Resorts Worldwide, Inc.	204,792
5,100	Wyndham Worldwide Corporation	102,867
1,300	Wynn Resorts Ltd, (2)	75,699
16,800	YUM! Brands, Inc.	587,496

	Total Hotels, Restaurants & Leisure	5,671,084

	Household Durables – 0.2%

2,600	D.R. Horton, Inc.	28,262
1,100	Harman International Industries Inc.	38,808
4,800	Lennar Corporation, Class A	61,296

14	Nuveen Investments

Shares	Description (1)	Value
	Household Durables (continued)

7,000	Newell Rubbermaid Inc.	$105,070
1,700	Whirlpool Corporation	137,122

	Total Household Durables	370,558

	Household Products – 1.3%

7,200	Colgate-Palmolive Company	591,480
900	Kimberly-Clark Corporation	57,339
36,200	Procter & Gamble Company	2,194,806

	Total Household Products	2,843,625

	Independent Power Producers & Energy Traders – 0.6%

58,700	AES Corporation, (2)	781,297
14,900	Constellation Energy Group	524,033

	Total Independent Power Producers & Energy Traders	1,305,330

	Industrial Conglomerates – 1.5%

5,600	3M Co.	462,952
173,700	General Electric Company	2,628,081

	Total Industrial Conglomerates	3,091,033

	Insurance – 2.3%

2,900	AFLAC Incorporated	134,125
13,500	American International Group, (2)	404,730
5,100	Assurant Inc.	150,348
3,200	Cincinnati Financial Corporation	83,968
27,100	Genworth Financial Inc., Class A	307,585
10,900	Hartford Financial Services Group, Inc.	253,534
8,300	Lincoln National Corporation	206,504
13,500	Loews Corporation	490,725
12,500	MetLife, Inc.	441,875
8,900	Principal Financial Group, Inc.	213,956
20,600	Progressive Corporation, (2)	370,594
11,300	Prudential Financial, Inc.	562,288
300	Torchmark Corporation	13,185
10,700	Travelers Companies, Inc.	533,502
38,000	XL Capital Ltd, Class A	696,540

	Total Insurance	4,863,459

	Internet & Catalog Retail – 1.1%

6,700	Amazon.com, Inc., (2)	901,284
28,900	Expedia, Inc., (2)	743,019
3,000	Priceline.com Incorporated, (2)	655,500

	Total Internet & Catalog Retail	2,299,803

	Internet Software & Services – 1.7%

800	Akamai Technologies, Inc., (2)	20,264
38,400	eBay Inc., (2)	903,936
3,300	Google Inc., Class A, (2)	2,045,934
300	VeriSign, Inc., (2)	7,272
43,900	Yahoo! Inc., (2)	736,642

	Total Internet Software & Services	3,714,048

	IT Services – 3.5%

3,500	Affiliated Computer Services, Inc., (2)	208,915
16,500	Automatic Data Processing, Inc.	706,530
28,500	Cognizant Technology Solutions Corporation, Class A, (2)	1,291,050
12,600	Computer Sciences Corporation, (2)	724,878
26,200	Fidelity National Information Services	614,128
22,600	Fiserv, Inc., (2)	1,095,648
3,700	MasterCard, Inc.	947,126
1,500	Paychex, Inc.	45,960
6,300	SAIC, Inc., (2)	119,322
38,000	Total System Services Inc.	656,260
9,400	Visa Inc.	822,124
11,400	Western Union Company	214,890

	Total IT Services	7,446,831

Nuveen Investments	15

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Leisure Equipment & Products – 0.0%

5,300	Mattel, Inc.	$105,894

	Life Sciences Tools & Services – 0.9%

21,100	Life Technologies Corporation, (2)	1,102,053
3,800	Millipore Corporation, (2)	274,930
8,800	Perkinelmer Inc.	181,192
4,100	Thermo Fisher Scientific, Inc., (2)	195,529
1,800	Waters Corporation, (2)	111,528

	Total Life Sciences Tools & Services	1,865,232

	Machinery – 1.0%

2,900	Caterpillar Inc.	165,271
800	Cummins Inc.	36,688
11,500	Deere & Company	622,035
800	Dover Corporation	33,288
4,800	Eaton Corporation	305,376
1,700	Flowserve Corporation	160,701
4,800	Illinois Tool Works, Inc.	230,352
3,300	PACCAR Inc.	119,691
5,200	Parker Hannifin Corporation	280,176
1,200	Stanley Works	61,812

	Total Machinery	2,015,390

	Media – 4.2%

5,000	CBS Corporation, Class B	70,250
72,200	Comcast Corporation, Class A	1,217,292
15,200	DIRECTV Group, Inc., (2)	506,920
17,700	Interpublic Group Companies, Inc., (2)	130,626
29,700	McGraw-Hill Companies, Inc.	995,247
4,600	Meredith Corporation	141,910
61,500	News Corporation, Class A	841,935
15,600	Omnicom Group, Inc.	610,740
11,700	Scripps Networks Interactive, Class A Shares	485,550
20,600	Time Warner Cable, Class A, (2)	852,634
24,766	Time Warner Inc.	721,681
58,300	Viacom Inc., Class B, (2)	1,733,259
18,900	Walt Disney Company	609,525

	Total Media	8,917,569

	Metals & Mining – 0.8%

6,500	Alcoa Inc.	104,780
800	Allegheny Technologies, Inc.	35,816
2,600	Cliffs Natural Resources Inc.	119,834
4,500	Freeport-McMoRan Copper & Gold, Inc.	361,305
7,500	Newmont Mining Corporation	354,825
16,600	Nucor Corporation	774,390

	Total Metals & Mining	1,750,950

	Multiline Retail – 0.9%

2,700	Big Lots, Inc., (2)	78,246
2,100	Family Dollar Stores, Inc.	58,443
5,200	Federated Department Stores, Inc.	87,152
10,800	J.C. Penney Company, Inc.	287,388
17,600	Kohl’s Corporation, (2)	949,168
4,800	Nordstrom, Inc.	180,384
1,700	Sears Holding Corporation, (2)	141,865
2,300	Target Corporation	111,251

	Total Multiline Retail	1,893,897

	Multi-Utilities – 1.8%

34,000	CMS Energy Corporation	532,440
2,800	Consolidated Edison, Inc.	127,204
3,300	NiSource Inc.	50,754
12,400	PG&E Corporation	553,660
16,300	Public Service Enterprise Group Incorporated	541,975
1,700	Scana Corporation	64,056
16,900	Sempra Energy	946,062

16	Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities (continued)

2,100	Wisconsin Energy Corporation	$104,643
39,100	Xcel Energy, Inc.	829,702

	Total Multi-Utilities	3,750,496

	Oil, Gas & Consumable Fuels – 9.4%

11,900	Anadarko Petroleum Corporation	742,798
200	Apache Corporation	20,634
5,800	Cabot Oil & Gas Corporation	252,822
6,700	Chesapeake Energy Corporation	173,396
42,100	Chevron Corporation	3,241,279
6,600	ConocoPhillips	337,062
21,700	El Paso Corporation	213,311
2,700	EOG Resources, Inc.	262,710
154,900	Exxon Mobil Corporation	10,562,630
1,800	Hess Corporation	108,900
5,500	Marathon Oil Corporation	171,710
1,000	Massey Energy Company	42,010
8,200	Murphy Oil Corporation	444,440
9,500	Noble Energy, Inc.	676,590
12,200	Occidental Petroleum Corporation	992,470
2,200	Peabody Energy Corporation	99,462
2,600	Pioneer Natural Resources Company	125,242
10,800	Range Resources Corporation	538,380
6,000	Southwestern Energy Company, (2)	289,200
3,800	Tesoro Corporation	51,490
1,500	Valero Energy Corporation	25,125
2,100	Williams Companies, Inc.	44,268
8,500	XTO Energy, Inc.	395,505

	Total Oil, Gas & Consumable Fuels	19,811,434

	Paper & Forest Products – 0.4%

7,600	International Paper Company	203,528
21,700	MeadWestvaco Corporation	621,271

	Total Paper & Forest Products	824,799

	Personal Products – 0.2%

8,400	Avon Products, Inc.	264,600
1,100	Estee Lauder Companies Inc., Class A	53,196
4,200	Mead Johnson Nutrition Company, Class A Shares	183,540

	Total Personal Products	501,336

	Pharmaceuticals – 5.7%

9,700	Abbott Laboratories	523,703
10,000	Allergan, Inc.	630,100
39,300	Bristol-Myers Squibb Company	992,325
900	Eli Lilly and Company	32,139
15,200	Forest Laboratories, Inc., (2)	488,072
53,500	Johnson & Johnson	3,445,935
4,500	King Pharmaceuticals Inc., (2)	55,215
68,332	Merck & Company Inc.	2,496,851
60,200	Mylan Laboratories Inc., (2)	1,109,486
93,090	Pfizer Inc.	1,693,307
12,900	Watson Pharmaceuticals Inc., (2)	510,969

	Total Pharmaceuticals	11,978,102

	Professional Services – 0.2%

200	Dun and Bradstreet Inc.	16,874
3,200	Equifax Inc.	98,848
13,800	Monster Worldwide Inc., (2)	240,120
6,200	Robert Half International Inc.	165,726

	Total Professional Services	521,568

	Real Estate – 0.3%

2,900	Health Care Property Investors Inc.	88,566
12,250	Host Hotels & Resorts Inc.	142,958
2,000	Public Storage, Inc.	162,900

Nuveen Investments	17

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Real Estate (continued)

320	Simon Property Group, Inc.	$25,536
3,500	Ventas Inc.	153,090

	Total Real Estate	573,050

	Real Estate Management & Development – 0.2%

24,000	CB Richard Ellis Group, Inc., Class A, (2)	325,680

	Road & Rail – 0.2%

2,200	Burlington Northern Santa Fe Corporation	216,964
1,800	CSX Corporation	87,282
900	Union Pacific Corporation	57,510

	Total Road & Rail	361,756

	Semiconductors & Equipment – 3.6%

21,700	Advanced Micro Devices, Inc., (2)	210,056
400	Altera Corporation	9,052
21,100	Analog Devices, Inc.	666,338
13,500	Applied Materials, Inc.	188,190
30,700	Broadcom Corporation, Class A, (2)	965,515
60,200	Intel Corporation	1,228,080
27,700	KLA-Tencor Corporation	1,001,632
1,000	Linear Technology Corporation	30,540
7,200	LSI Logic Corporation, (2)	43,272
19,800	Microchip Technology Incorporated	575,388
14,100	Micron Technology, Inc., (2)	148,896
9,400	National Semiconductor Corporation	144,384
18,800	Novellus Systems, Inc., (2)	438,792
19,900	NVIDIA Corporation, (2)	371,732
5,500	Teradyne Inc., (2)	59,015
44,500	Texas Instruments Incorporated	1,159,670
16,900	Xilinx, Inc.	423,514

	Total Semiconductors & Equipment	7,664,066

	Software – 4.1%

8,600	Adobe Systems Incorporated, (2)	316,308
36,500	BMC Software, Inc., (2)	1,463,650
6,800	CA Inc.	152,728
10,100	Citrix Systems, (2)	420,261
15,600	Intuit, Inc., (2)	479,076
7,900	McAfee Inc., (2)	320,503
72,100	Microsoft Corporation	2,198,329
99,100	Oracle Corporation	2,431,914
13,700	Red Hat, Inc., (2)	423,330
5,700	Salesforce.com, Inc., (2)	420,489
6,600	Symantec Corporation, (2)	118,074

	Total Software	8,744,662

	Specialty Retail – 3.4%

4,700	Abercrombie & Fitch Co., Class A	163,795
9,900	AutoNation Inc., (2)	189,585
5,500	AutoZone, Inc., (2)	869,385
14,400	Bed Bath and Beyond Inc., (2)	556,272
22,600	Best Buy Co., Inc.	891,796
21,000	Gap, Inc.	439,950
43,900	Home Depot, Inc.	1,270,027
9,300	Limited Brands, Inc.	178,932
7,400	Lowe’s Companies, Inc.	173,086
27,400	Office Depot, Inc., (2)	176,730
29,800	O’Reilly Automotive Inc., (2)	1,135,976
2,200	RadioShack Corporation	42,900
2,500	Ross Stores, Inc.	106,775
12,900	Staples, Inc.	317,211
1,800	Tiffany & Co.	77,400
15,900	TJX Companies, Inc.	581,145

	Total Specialty Retail	7,170,965

18	Nuveen Investments

Shares	Description (1)				Value
	Textiles, Apparel & Luxury Goods – 0.5%

18,100	Coach, Inc.				$661,193
1,900	Nike, Inc., Class B				125,533
2,300	Polo Ralph Lauren Corporation				186,254
200	VF Corporation				14,648

	Total Textiles, Apparel & Luxury Goods				987,628

	Thrifts & Mortgage Finance – 0.0%

1,400	People’s United Financial, Inc.				23,380

	Tobacco – 1.0%

27,900	Altria Group, Inc.				547,677
5,400	Lorillard Inc.				433,242
21,100	Philip Morris International				1,016,809
300	Reynolds American Inc.				15,891

	Total Tobacco				2,013,619

	Trading Companies & Distributors – 0.1%

2,800	W.W. Grainger, Inc.				271,124

	Wireless Telecommunication Services – 0.0%

17,400	Sprint Nextel Corporation, (2)				63,684

	Total Common Stocks (cost $179,657,099)				203,056,993

Principal
Amount (000)	Description (1)	Coupon	Maturity	Rating (3)	Value
	Short-Term Investments – 4.4%
	U.S. Government and Agency Obligations – 2.4%

$5,000	U.S. Treasury Bills (4)	0.000%	1/28/10	AAA	$4,999,895

	Repurchase Agreements – 2.0%

4,196	Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $4,196,123, collateralized by $4,285,000 U.S. Treasury Bills, 0.000%, due 6/24/10, value $4,281,144	0.000%	1/04/10	N/A	4,196,123

$9,196	Total Short-Term Investments (cost $9,195,913)				9,196,018

	Total Investments (cost $188,853,012) – 100.4%				212,253,011

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (5)	Date	Price	Value
	Call Options Written – (0.4)%

(446,667)	Custom Basket 1 NASDAQ	$(44,666,732)	1/14/10	$103.0	$(335,447)
(452,842)	Custom Basket 2 NASDAQ	(45,284,207)	1/21/10	103.0	(427,438)

(899,509)	Total Call Options Written (premiums received $998,023)	(89,950,939)			(762,885)

	Other Assets Less Liabilities – (0.0)%				(123,251)

	Net Assets – 100%				$211,366,875

Investment in Derivatives

Futures Contracts outstanding at December 31, 2009:
					Unrealized
	Contract	Number of	Contract	Value at	Appreciation
Type	Position	Contracts	Expiration	December 31, 2009	(Depreciation)
S&P 500 Index	Long	125	3/10	$6,941,875	$158,375

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Rating below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.
N/A	Not applicable.
See accompanying notes to financial statements.

Nuveen Investments	19

Statement of ASSETS & LIABILITIES
December 31, 2009

Assets
Investments, at value (cost $188,853,012)	$212,253,011
Receivables:
Dividends	250,685
Investments sold	6,290,764
Other assets	7,885

Total assets	218,802,345

Liabilities
Call options written, at value (premiums received $998,023)	762,885
Payables:
Investments purchased	6,254,437
Variation margin on futures contracts	71,250
Accrued expenses:
Management fees	168,542
Other	178,356

Total liabilities	7,435,470

Net assets	$211,366,875

Shares outstanding	16,033,786

Net asset value per share outstanding	$13.18

Net assets consist of:

Shares, $.01 par value per share	$160,338
Paid-in surplus	253,154,912
Undistributed (Over-distribution of) net investment income	(7,141)
Accumulated net realized gain (loss) from investments, foreign currency, call options written and derivative transactions	(65,734,746)
Net unrealized appreciation (depreciation) of investments, call options written and derivative transactions	23,793,512

Net assets	$211,366,875

Authorized shares	Unlimited

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of OPERATIONS
Year Ended December 31, 2009

Investment Income
Dividends	$4,447,046
Interest	17,014

Total investment income	4,464,060

Expenses
Management fees	1,794,396
Shareholders’ servicing agent fees and expenses	294
Custodian’s fees and expenses	195,611
Trustees’ fees and expenses	5,970
Professional fees	19,650
Shareholders’ reports – printing and mailing expenses	70,574
Stock exchange listing fees	9,219
Investor relations expense	53,788
Other expenses	36,071

Total expenses before custodian fee credit	2,185,573
Custodian fee credit	(16)

Net expenses	2,185,557

Net investment income	2,278,503

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(30,916,731)
Call options written	(479,434)
Futures contracts	1,591,913
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	68,063,304
Call options written	24,246
Futures contracts	47,450

Net realized and unrealized gain (loss)	38,330,748

Net increase (decrease) in net assets from operations	$40,609,251

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/09	12/31/08
Operations
Net investment income	$2,278,503	$2,664,191
Net realized gain (loss) from:
Investments and foreign currency	(30,916,731)	(55,623,396)
Call options written	(479,434)	25,413,109
Futures contracts	1,591,913	(5,099,570)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	68,063,304	(55,356,228)
Call options written	24,246	(3,236,572)
Futures contracts	47,450	507,899

Net increase (decrease) in net assets from operations	40,609,251	(90,730,567)

Distributions to Shareholders
From net investment income	(2,458,704)	(2,546,797)
Tax return of capital	(15,338,552)	(21,944,111)

Decrease in net assets from distributions to shareholders	(17,797,256)	(24,490,908)

Capital Share Transactions
Offering costs adjustments	4,600	(6,968)
Cost of shares repurchased	(2,629,545)	(1,469,116)

Net increase (decrease) in net assets from capital share transactions	(2,624,945)	(1,476,084)

Net increase (decrease) in net assets	20,187,050	(116,697,559)
Net assets at the beginning of year	191,179,825	307,877,384

Net assets at the end of year	$211,366,875	$191,179,825

Undistributed (Over-distribution of) net investment income at the end of year	$(7,141)	$(5,065)

See accompanying notes to financial statements.

22	Nuveen Investments

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Core Equity Alpha Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (NYSE) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The Fund’s investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500 Index, using a proprietary mathematical process designed by the Fund’s sub-adviser INTECH Investment Management, LLC (INTECH) to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund’s equity portfolio will hold 250-450 stocks included in the S&P 500 Index. The Fund will also employ an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the S&P 500 Index. The Fund expects to write custom basket call options with a notional value of up to 50% of the value of the equity portfolio.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The value of exchange-traded options are based on the last sale price, or in the absence of such a price, at the mean of the bid and asked price. Options traded in the over-the-counter (OTC) market are valued using market implied volatilities. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains,

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (continued)

the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Futures Contracts
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

24	Nuveen Investments

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2009, was 135. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, primarily on custom baskets of securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Asset and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The charges in value of the options during the reporting period are reflected as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statements of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of call options written during the fiscal year ended December 31, 2009, was $(82,559,558). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (continued)

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$203,056,993	$–	$–	$203,056,993
Short-Term Investments	9,196,018	–	–	9,196,018
Call Options Written	–	(762,885)	–	(762,885)
Derivatives:
Futures Contracts *	158,375	–	–	158,375

Total	$212,411,386	$(762,885)	$–	$211,648,501

*	Represents net unrealized appreciation (depreciation).

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Fund as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Futures Contracts	Payable for variation margin on futures contracts*	$158,375	–	$–

Equity Price	Options	–	–	Call options written, at value	762,885

Total			$158,375		$762,885

*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(479,434)

26	Nuveen Investments

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Equity Price	$1,591,913

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$24,246

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Equity Price	$47,450

4.	Fund Shares
Transactions in shares were as follows:

	Year	Year
	Ended	Ended
	12/31/09	12/31/08
Shares repurchased	(255,100)	(155,100)

Weighted average:
Price per share repurchased	$10.29	$9.45
Discount per share repurchased	15.00%	20.69%

5.	Investment Transactions
Purchases and sales (excluding short-term investments, call options written and derivative transactions) during the fiscal year ended December 31, 2009, aggregated $208,218,695 and $224,742,008, respectively.

Transactions in call options written during the fiscal year ended December 31, 2009, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	760,176	$3,607,076
Call options written	7,123,218	9,750,634
Call options terminated in closing purchase transactions	(3,686,814)	(5,107,288)
Call options expired	(3,297,071)	(7,252,399)

Outstanding, end of year	899,509	$998,023

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments (excluding call options written) was $190,418,122.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$28,074,044
Depreciation	(6,239,155)

Net unrealized appreciation (depreciation) of investments	$21,834,889

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2009 and December 31, 2008 was designated for purposes of the dividends paid deduction as follows:

2009
Distributions from net ordinary income *	$2,458,704
Tax return of capital	15,338,552

2008
Distributions from net ordinary income *	$2,546,797
Tax return of capital	21,944,111

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Fund’s tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Expiration:
December 31, 2016	$13,413,513
December 31, 2017	50,597,748

Total	$64,011,261

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For Managed Assets over $2 billion	.6500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

28	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with INTECH, under which INTECH manages the portion of the Fund’s investment portfolio allocated to common stock. The Adviser will also be responsible for the Fund’s option strategy. INTECH is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	New Accounting Pronouncements
On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	29

Financial HIGHLIGHTS
Selected data for a share outstanding throughout each period:

	Investment Operations
			Net	Less Distributions
	Beginning	Net	Realized/		Net		Tax				Ending	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Return of		Offering		Net Asset	Market
	Value	Income(a)	Gain (Loss)	Total	Income	Gains	Capital	Total	Costs		Value	Value
Year Ended 12/31:
2009	$11.74	$.14	$2.40	2.54	$(.15)	$–	$(.95)	$(1.10)	$–	*	$13.18	$12.21
2008	18.72	.16	(5.64)	(5.48)	(.16)	–	(1.34)	(1.50)	–	*	11.74	9.61
2007(b)	19.10	.15	.81	0.96	(.14)	–	(1.16)	(1.30)	(0.04)		18.72	16.35

30	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on	Based on				Net		Portfolio
Market	Net Asset	Ending Net			Investment		Turnover
Value**	Value**	Assets (000)	Expenses		Income		Rate

41.27%	23.16%	$211,367	1.15%		1.20%		112%
(34.06)	(30.84)	191,180	1.11		1.04		51
(12.08)	4.84	307,877	1.07	***	1.03	***	73

*	Rounds to less than $.01 per share.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 27, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

Nuveen Investments	31

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

32	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments	33

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

34	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments	35

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

36	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and INTECH Investment Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to

38	Nuveen Investments

the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the

40	Nuveen Investments

different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser does not participate in soft dollar arrangements. It may, however, pay higher commissions for execution services as permitted under applicable law.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

42	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	43

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	45

Notes

46	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Core Equity Alpha Fund (JCE) hereby designates 100% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
255,100

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-I-1209D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Core Equity Alpha Fund
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund

December 31, 2009	$17,227	$0	$2,750	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$19,231	$0	$2,750	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2009	$2,750	$0	$0	$2,750
December 31, 2008	$2,750	$0	$0	$2,750
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Asset Management (NAM) is the registrant’s investment adviser (NAM is also referred to as the “Adviser”.) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged INTECH Investment Management LLC as Sub-Adviser to provide discretionary investment advisory services (INTECH referred to as “Sub-Adviser”). As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Adviser’s and the Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
NAM
The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant’s Board of Trustees and made available to shareholders as required by applicable rules.
INTECH
The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by INTECH in accordance with its proxy voting procedures.
INTECH has engaged RiskMetrics Group, formerly, ISS Governance Services (“RiskMetrics”) to vote all Fund proxies in accordance with the RiskMetrics’ Benchmark Proxy Voting Guidelines (“RiskMetrics Recommendations”). Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the RiskMetrics Recommendations. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting. INTECH has adopted procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting.
In light of INTECH’s policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that RiskMetrics seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH’s General Counsel, Chief Financial Officer and Chief Compliance Officer (“Proxy Review Group”). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the RiskMetrics recommendation unless otherwise determined by the Proxy Review Group and INTECH will report the resolution of the vote to the Fund’s Proxy Voting Committee.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Asset Management (NAM) is the registrant’s investment adviser (NAM is also referred to as the “Adviser”.) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged INTECH Investment Management LLC (INTECH), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Adviser as well as the Sub-Adviser:
NAM
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Messrs. Rob A. Guttschow, CFA and John Gambla, CFA are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) since 2007.
Mr. Guttschow is a Managing Director of Nuveen HydePark Group, LLC (“HydePark”) and Nuveen Asset Management (“NAM”), both affiliates of Nuveen Investments. Mr. Guttschow joined NAM in May 2004 to develop and implement a derivative overlay capability. Mr. Guttschow then joined Nuveen HydePark Group LLC in September 2007, while retaining his Managing Director status with Nuveen Asset Management. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management (“LCM”) from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst (“CFA”) and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.
Mr. Gambla is a Managing Director of Nuveen HydePark Group LLC and a Managing Director at NAM, both affiliates of Nuveen Investments, since 2007. He is responsible for designing and maintaining equity and alternative investment portfolios. Prior to this, he was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a Portfolio Manager for Nuveen’s closed-end fund managed account. Additional responsibilities included quantitative research and product development. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager. In 1993, he became a lead Portfolio Manager responsible for seven closed-end and open-end bond funds totaling $1.5 billion. In 1998, he became Manager of Defined Portfolio Advisory which provided fundamental research, quantitative research and trading for Nuveen’s $11 billion of equity and fixed-income Unit Trusts. Prior to his career with Nuveen, he was a Financial Analyst with Abbott Laboratories. He is a Chartered Financial Analyst, Certified Financial Risk Manager and a member of Phi Beta Kappa. Education: University of Illinois, B.A., B.S., University of Chicago, M.B.A..
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed						Assets for Which Advisory Fee is
	and Assets by Account Type						Performance-Based
	Other						Other
	Registered		Other Pooled				Registered	Other Pooled
(i) Name of	Investment		Investment		Other		Investment	Investment		Other
Portfolio Manager	Companies		Vehicles		Accounts		Companies	Vehicles		Accounts
Rob A. Guttschow, CFA	8	837.5mm	1	0.924mm	22	539.7mm		1	16.2mm
John Gambla, CFA	8	837.5mm	1	0.924mm	24	539.7mm		1	16.2mm
POTENTIAL MATERIAL CONFLICTS OF INTEREST
The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.
The Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
Item 8(a)(3). FUND MANAGER COMPENSATION
Compensation. Each Portfolio Manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The Adviser’s compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each Portfolio Manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager’s investment team, the investment performance of the accounts managed by the Portfolio Manager’s, and the overall performance of Nuveen Investments, Inc. (the parent company of the Adviser). Although investment performance is a factor in determining each Portfolio Manager’s compensation, it is not necessarily a decisive factor..
Base salary. Each Portfolio Manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a Portfolio Manager’s base salary.
Cash bonus. Each Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each Portfolio Manager’s supervisors. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.
Long-term incentive compensation. Each Portfolio Manager is eligible to receive two forms of long term incentive compensation. One form is tied to the successful revenue growth of the Nuveen HydePark Group LLC. The second form of long term compensation is tied to the success of Nuveen Investments, Inc and its ability to grow its business as a private company. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.
Item 8(a)(4). OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Rob Guttschow	X
John Gambla	X
INTECH
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
No one person of the investment team is primarily responsible for implementing the investment strategies of the Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, and Joseph Runnels works together to implement the mathematical portfolio management process.
E. Robert Fernholz has been Chief Investment Officer (“CIO”) of INTECH since January 1991. Dr. Fernholz joined INTECH in June 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.
Adrian Banner has been Co-Chief Investment Officer (“Co-CIO”) of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.
Joseph W. Runnels, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
In addition to managing the Equity Portfolio, Dr. Fernholz is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2009 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	19	$6,098,682,133
Other Pooled Investment	38	$8,503,741,768
Other Accounts**	300	$33,154,751,523
In addition to managing the Equity Portfolio, Dr. Banner is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2009 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	19	$6,098,682,133
Other Pooled Investment	38	$8,503,741,768
Other Accounts**	300	$33,154,751,523
In addition to managing the Equity Portfolio, Mr. Runnels is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2009 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	19	$6,098,682,133
Other Pooled Investment	38	$8,503,741,768
Other Accounts**	300	$33,154,751,523

*	2 of the accounts included in the totals, consisting of $327,126,240 of the total assets in the category, have performance-based advisory fees.

**	49 of the accounts included in the totals, consisting of $6,990,954,539 of the total assets in the category, have performance-based advisory fees.
Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INTECH believes its mathematical investment process and the procedures it has in place are reasonably designed to mitigate these potential conflicts and risks. Specifically, INTECH’s mathematical investment process significantly removes investment discretion.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. For INTECH, all allocations are based on computer-generated target weightings and trades occur simultaneously for all accounts on a rotating basis. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. In the event that an aggregated order is not completely filled, executed shares are allocated to participating client accounts in proportion to the order.
•	INTECH has an established procedure for the selection, approval, management and annual review of broker relationships. INTECH gives primary consideration to obtaining the most favorable price and efficient execution. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH’s opinion, to do so would further the goal of obtaining the best available execution. INTECH does not participate in soft dollar or directed brokerage commission arrangements and will not accept directed brokerage instructions. INTECH has a policy of paying commissions for execution services only and does not purchase research or other services from or through brokers using commissions.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. INTECH’s mathematical investment process may result in situations in which some of its clients may sell or sell short securities when other clients purchase the same securities at or about the same time. In an attempt to reduce the likelihood of the orders matching up in the market and in an effort to maintain the confidentiality of INTECH’s trading activities for purposes of improved execution, INTECH will direct purchase orders to different brokers than sell and/or sell short orders.
INTECH has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 8(a)(3). FUND MANAGER COMPENSATION
Salary and Cash Bonus. With respect to INTECH, the compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating INTECH’s investment personnel’s compensation as of December 31, 2009.
For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts.
Long-Term Incentive Compensation. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH. The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Capital Group Inc.’s Executive Income Deferral Program.
Item 8(a)(4). OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Fernholz	X
Banner	X
Runnels	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2009	0		0	1,489,900
February 1-28, 2009	16,200	$8.36	16,200	1,473,700
March 1-31, 2009	15,300	$7.14	15,300	1,458,400
April 1-30, 2009	0		0	1,458,400
May 1-31, 2009	10,300	$9.30	10,300	1,448,100
June 1-30, 2009	54,400	$9.50	54,400	1,393,700
July 1-31, 2009	1,400	$9.65	1,400	1,392,300
August 1-31, 2009	0		0	1,392,300
September 1-30, 2009	0		0	1,392,300
October 1-31, 2009	95,800	$11.16	95,800	1,524,200
November 1-30, 2009	61,700	$11.09	61,700	1,462,500
December 1-31, 2009	0		0	1,462,500
Total	255,100

*	The registrant’s repurchase program, which authorized the repurchase of 1,645,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 1,620,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 10, 2010